

@NFX – 2Q15 Update

August 4, 2015

NEWFIELD

Table of Contents

2Q15 Company highlights

✓ Strong Y-o-Y domestic, liquids and total company production growth[1]

- Domestic production +13%
- Domestic liquids production +22%
- Total production +27%
  - Total liquids production +47%

2Q15 NET PRODUCTION (MMBOE)	
Oil	7.18
NGLs	1.98
Gas	4.97
TOTAL	14.13

✓ Significant well cost reductions continue

- STACK: 7% reduction Q-o-Q in total well costs
  - Current well cost: ~$7.9 MM (including facilities)
- Williston: 8% reduction Q-o-Q in total well costs
  - Current well cost: ~$5.5 MM (including facilities)

✓ Continued production delineation of STACK; improving results

- 17 ***"NEW"*** STACK SXL wells; 46 total STACK SXL wells released to date
- Production rates continue to improve with most recent results

✓ Acreage and activity levels increased in the Anadarko Basin

- ~20,000 net acres added in the Anadarko Basin through July 31
- Company expects to drill 15 additional wells in STACK in 2015
- Company increases 4Q15e net production in Anadarko Basin by ~0.3 MMBOE

[1] Pro forma for asset sales.

Capital investments and production by area

✓ Increased Anadarko Basin capital budget by $200MM

- Added ~20,000 ***"NEW"*** acres in the Anadarko Basin
- Company expects to drill 15 additional wells in STACK in 2015
- Accelerated drilling activity offsets ~$40MM of land renewal costs
- Anadarko Basin 4Q15e avg. net production increased to >71,000 BOEPD (Up ~0.3 MMBOE from previous estimate)
- Quickens HBP and pulls forward full-field development
- Remainder of Company's capital budget unchanged

"NEW" 2015E Capital budget


China
3%
Uinta
6%
Other
7%
Williston
10%
Anadarko
74%

$1.4 Bn[1]

"NEW" 2015E Production [2]


Other
23%
Anadarko
41%
China
9%
Uinta
15%
Williston
12%

53.5 – 55.0 MMBOE

[1] Includes wells operated by others; based on $55/Bbl of oil and $3/Mmbtu of gas
[2] Anadarko Basin estimate reflects 2Q negative impact of ~0.2 MMBOE due primarily to mid-stream provider's curtailment and weather.

2Q15 Average production by area

Production	Anadarko Basin[1]	Uinta Basin[2]	Williston Basin	Eagle Ford	China (Liftings)[2]
Oil (BOPD)	17,200	21,200	14,200	7,300	18,044
NGL (BOEPD)	15,600	500	1,900	3,200	--
Gas (BOEPD)	21,800	3,900	3,700	3,400	--
Total (BOEPD)	54,600	25,600	19,800	13,900	18,044

- ***2Q15 Domestic oil production increased 12% over prior quarter***
- ***Increased 2015e domestic production outlook***

[1] Actual results reflects negative impact of ~0.2 MMBOE due primarily to mid-stream provider's curtailment and weather.
[2] Includes lifted volumes in the quarter. Not reflective of daily rate.

Anadarko Basin key messages

- We have expanded our Anadarko Basin position by ~20,000 acres
- Our well results in STACK continue to improve
- We are rapidly "production-delineating" our acreage
- Our STACK wells are *oil* wells
- We are rapidly lowering our well costs
- We are accelerating STACK activity and the timing to full-field development
- Drilling program in SCOOP shifted to the oil window
- Drilled 1st SCOOP Oil Springer SXL well
- Basin provides potential in multiple geologic horizons

YTD Anadarko Basin SXL well results

Well Type	# Wells	Avg. Lateral Length	Avg. Gross 30-Day Rate	Avg. 30-Day Oil %	Avg. Gross 60-Day Rate	Avg. 60-Day Oil %	Avg. Gross 90-Day Rate	Avg. 90-Day Oil %
SCOOP Wet Gas	5	7,340'	1,451 BOEPD	30%	1,519 BOEPD	28%	1,448 BOEPD	26%
SCOOP Oil[1]	15	9,415'	1,131 BOEPD	59%	1,088 BOEPD	56%	1,053 BOEPD	51%
STACK[2]	23	9,854'	870 BOEPD	78%	805 BOEPD	74%	757 BOEPD	72%

- ***17 "NEW" STACK SXL wells averaged 891 BOEPD (77% oil) over 30-days***
- ***23 YTD STACK SXL well results include 19 Meramec and 4 Woodford wells***
- ***1st SCOOP Oil Springer SXL well averaged 1,340 BOEPD (85% oil) over 30-days***

[1] Includes only 9 and 8 wells for 60 and 90-day rates, respectively. Includes first SXL Springer well. Excludes one well with mechanical issues.
[2] Includes only 18 and 16 wells for 60 and 90-day rates, respectively. Excludes two wells with sub-optimal completions.

STACK production delineation continues (30-day avg. rates)…


8,800' TVD
8,000' TVD
10,600' TVD
11,900' TVD
33 Miles
36 Miles
GRUNTMEIR
980 BOEPD
JULIE KAY
559 BOEPD
CHLOUBER
DAN
916 BOEPD (avg.)
CORBIN
1,138 BOEPD
SCHEMMER
561 BOEPD
WILLMS
1,006 BOEPD
BLAINE
MAYBEL
1,472 BOEPD
MARGIE
MICHAEL
981 BOEPD (avg.)
REHERMAN
573 BOEPD
NEWER
951 BOEPD
FREDERICK
945 BOEPD
JUANITA
906 BOEPD
RPM
1,229 BOEPD
PAUL
530 BOEPD
STINE
502 BOEPD
Legend
NFX recently released SXLs
NFX producing SXLs
Industry wells
NFX acreage

- ***Consistent production results across acreage position***
- ***17 "NEW" STACK SXL wells averaged 891 BOEPD (77% oil) over 30-days***
- ***46 total SXL wells***
  - ***32 Meramec wells***
  - ***14 Woodford wells***
- ***2 "NEW" Upper Meramec spacing pilots provide encouraging results (see slide 13)***

NFX is in the oil window (30 Day Avg. Oil % 2-Stream)


8,800' TVD
8,000' TVD
10,600' TVD
11,900' TVD
Gas to Oil
33 Miles
36 Miles
BLAINE
Legend
NFX recently released SXLs
NFX producing SXLs
Industry wells
NFX acreage

- *NFX STACK is in the oil window*
- *Oil cuts increase from SW to NE*
- *Average 30-day production from 46 SXL wells: 80% oil (2-stream)*

Anadarko Basin production



70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Avg. Daily Production (BOEPD)
Gas
NGLs
Oil
~25%
~25%
~35%
2013
2014
2015e
2016e
~40% Oil

- 2015e Anadarko Basin net production to grow ~45%
- *"NEW"* *4Q15e avg. net production increased to >71,000 BOEPD (previous estimate was 68,000 BOEPD)*
- *2015-16e drilling plans "shifted" to STACK and SCOOP oil to enhance oil growth*

Tighter frac clusters enhancing STACK oil production



STACK SXL oil type curve
46 total STACK SXL wells released to-date
21 STACK SXL wells with tighter frac clusters
Tighter frac clusters
Payout in ~2 years[1]
60%
80%
Cumulative Oil Production (MBO)
Years Online
0
1
2
3
4
5
6
7
8
9
10
50
100
150
200
250
300
350

- *Oil EUR for 30-year life-of-well is ~400 MBO (total EUR 950 MBOE) with ~60% produced in the first 5 years and ~80% in the first 10 years*
- *STACK type curve wells estimated to "payout" in ~2 years… tighter frac cluster wells sooner*

[1] Using type curve and assuming $7.9 MM total well cost (including facilities) and $55/60/65 flat oil for 2015/16/17 beyond

Multiple STACK intervals tested


NFX Tested Intervals
Whole Cores
Regional Top Seal
Upper
Lower
~700' Oil Saturated Interval
MERAMEC SHALE
Reservoir
WOODFORD SHALE
Source Rocks

	STACK Meramec Shale	STACK Woodford Shale	SCOOP Woodford	Williston Bakken	Eagle Ford Shale
Thickness	275-475'	75-300'	225-350'	15-145'	40-500'
Porosity	3-6%	3-7%	3-10%	2-12%	3-15%

- Multiple tests to date in Upper, Lower Meramec and the Woodford
- Four whole cores cut from bottom of the top seal down through the bottom of the Woodford
- Extensive production history from ~3,000 vertical wells

Recent STACK spacing pilots are encouraging

Meramec Upper TESTS

MRMCU-MRMCU


Horizontal Spacing
880'
Vertical Spacing

Spacing Tests	Avg. Lateral Length	Avg. Gross 30-Day Rate	Avg. 30-Day Oil %	Avg. Gross 60-Day Rate	Avg. 60-Day Oil %	Avg. Gross 90-Day Rate	Avg. 90-Day Oil %
Dan Chlouber	9,700'	916 BOEPD	76%	856 BOEPD	71%	840 BOEPD	70%
Michael Margie	9,964'	981 BOEPD	78%	888 BOEPD	75%	--	--

Completed in the same interval

- *5 spacing pilots tested to date*
- *2 recent pilots completed in the same interval (Meramec Upper)*
- *Early production in-line with 950 MBOE STACK type curve*

NFX STACK drilling days continue to improve



Spud to TD
10,000' Lateral
Days
60
50
40
30
20
10
0
51
37
33
25
21
16
12
35
NFX 2011 Average
NFX 2012 Average
NFX 2013 Average
NFX 2014 Average
NFX 2015 YTD Average
NFX 2015 Recent 5 Wells
NFX 2015 Best-in-Class
2015 OBO YTD Average[1]

[1] OBO (operated by others) wells normalized to 10,000' laterals for comparison.

STACK IRRs increasing[1]



50%
40%
30%
20%
10%
0%
Rate of return
1Q15
2Q15
Future
$8.5
$7.9
<$7.0
Well D&C ($mm)2

[1] Based on price deck of $55/60/65 per barrel of oil and $3.00/3.50/$4.00 per Mmbtu of gas in 2015/2016/2017 and flat thereafter

[2] D&C represented for 10,000' lateral; includes gross drilling, completion, artificial lift and facilities cost

Strong balance sheet with financial flexibility

Highlights

- $1.9 B of pro forma liquidity[1]
- 2.0x debt / Adj EBITDA[1]
- Staggered debt maturities
- BBB- / Ba1 credit rating

Strong capitalization

$ MM	YE 2014A	YE 2015E[2]
Cash	$14	$5
Credit facilities	$446	$130
Senior Notes	2,446	2,450
Total Debt	$2,892	$2,580
Debt / Book cap	43%	45%
Net debt / Book cap	43%	45%
Credit commitments	$1,595	$1,995
Liquidity	$1,163	$1,870

Staggered debt maturities

$ millions



$1.8 B pro forma facility availability
$750
$1B
$700
'15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26

Leverage profile (Debt/EBITDA)



1.9x
2.2x
2.0x
2.0x 1
YE 2012
YE 2013
YE 2014
YE 2015E

[1] As of year end 2015 estimates
[2] Excludes ceiling test and other impairments. Excludes restricted cash

2015e Production, cost and expense guidance

	Domestic	China	Total
Production			
Oil (Mmbls)	20.9 – 21.5	5.0	25.9 – 26.5
NGLs (Mmbls)	7.8 – 8.1	--	7.8 – 8.1
Natural Gas (Bcf)	119 – 123	--	119 – 123
Total (Mmboe)	48.5 – 50.0	5.0	53.5 – 55.0
Expenses ($ mm)[1]			
LOE[2]	$258	$61	$319
Transportation	200	--	200
Production & other taxes	65	1	66
General & administrative (G&A), net[3]	$196	$7	$203
Interest expense	163	--	163
Capitalized interest and direct internal costs	($109)	($1)	($110)
Tax rate[4]	37%	60%	42%

Note: Based on $55 / $3 commodity prices in 2015 for oil and gas, respectively
[1] Cost and expenses are expected to be within 5% of the estimates above
[2] Total LOE includes recurring, major expense and non E&P operating expenses
[3] Net G&A excludes one-time expenses of an estimated $41mm associated with a 1Q15 reduction in force and the announced reorganization
[4] Estimated China tax rate reflects a 25% taxation in-country, as well as an additional non-cash U.S. income tax of 35%, due to Newfield's current tax position and its inability to utilize foreign tax credits

3Q15e Production, cost and expense guidance

	Domestic	China	Total
Production			
Oil (Mmbls)	5.3	1.3	6.6
NGLs (Mmbls)	2.1	--	2.1
Natural Gas (Bcf)	31	--	31
Total (Mmboe)	12.4 – 12.6	1.3	13.7 – 13.9
Expenses ($ mm)[1]			
LOE[2]	$66	$17	$83
Transportation	$51	--	$51
Production & other taxes	$18	--	$18
General & administrative (G&A), net[3]	$49	$2	$51
Interest expense	$36	--	$36
Capitalized interest and direct internal costs	($26)	--	($26)
Tax rate[4]	37%	60%[4]	44%

Note: Based on $55 / $3 commodity prices in 2015 for oil and gas, respectively
[1] Cost and expenses are expected to be within 5% of the estimates above
[2] Total LOE includes recurring, major expense and non E&P operating expenses
[3] 3Q15e net G&A excludes an estimated $17mm associated with the 2Q15 announced reorganization
[4] Estimated China tax rate reflects a 25% taxation in-country, as well as an additional non-cash U.S. income tax of 35%, due to Newfield's current tax position and its inability to utilize foreign tax credits

Oil hedging details as of 07/31/15

Effective WTI Hedge Price: 2H15



$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
Realized Price
$45.00
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
$95.00
$100.00
$105.00
Market Price
Intrinsic Value
$186.1 MM
Hedged Price
Market Price
WTI Hedges
9,154 MBbls
49.75 Bbl/d

as of	07/31/15	Effective hedge price	$69.21

Effective WTI Hedge Price: 2016



$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
Realized Price
$45.00
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
$95.00
$100.00
$105.00
Market Price
Intrinsic Value
$243.9 MM
Hedged Price
Market Price
WTI Hedges
13,718 MBbls
37.48 Bbl/d
plus 2,562 MBbls at
Mkt + $12.40

as of	07/31/15	Effective hedge price	$67.97

Effective WTI Hedge Price: 2017



$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
Realized Price
$45.00
$50.00
$55.00
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
$95.00
$100.00
$105.00
Market Price
Intrinsic Value
$98.6 MM
Hedged Price
Market Price
WTI Hedges
6,548 MBbls
17.94 Bbl/d

as of	07/31/15	Effective hedge price	$71.77

Oil hedging details as of 07/31/15

Period	Volume/day	Weighted-Average Price			
	Bbls	Swaps	Swaps w/ Short Puts[1]	Purchased Calls[2]	Collars w/ Short Puts[3]
3Q 2015	7,000	$90.00	—	—	—
	41,000	—	$71.65/89.95	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
4Q 2015	1,000	$90.00	—	—	—
	46,500	—	$71.12/90.08	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
1Q 2016	33,000	—	$73.48/89.97	—	—
	7,000	—	—	$68.64	—
	17,000	—	—	—	$75.00/90.00-$96.30
2Q 2016	27,000	—	$74.44/89.99	—	—
	7,000	—	—	$69.21	—
	19,000	—	—	—	$75.00/90.00-$96.32
3Q 2016	27,000	—	$74.44/90.03	—	—
	7,000	—	—	$69.21	—
	16,000	—	—	—	$75.00/90.00-$95.98
4Q 2016	23,000	—	$74.35/89.90	—	—
	7,000	—	—	$69.21	—
	16,000	—	—	—	$75.00/90.00-$95.98

[1] Below $71.65 per Bbl for 3Q 2015, $71.12 per Bbl for 4Q 2015, $73.48 per Bbl for 1Q 2016, $74.44 per Bbl for 2Q 2016, $74.44 per Bbl for 3Q 2016, $74.35 per Bbl for 4Q 2016, these contracts effectively result in realized prices that are on average $18.30, $18.96, $16.49, $15.55, $15.59, and $15.55 per Bbl higher, respectively, than the cash price that otherwise would have been realized.
[2] Above $68.64 per Bbl plus the call premium of $3.27 per Bbl for 1Q 2016, and above $69.21 per Bbl plus the call premium of $3.44 per Bbl for 2Q-4Q 2016, these contracts effectively lock in a minimum of approximately 78% of the spread between the average short put and swap (and a maximum of approximately 112%).
[3] Below $75.00 per Bbl in 2015 and 2016, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Denotes update

Oil hedging details as of 07/31/15

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[1]	Purchased Calls	Collars w/ Short Puts[2]
1Q 2017	15,000 13,000	— —	$73.73/89.23 —	— —	— $75.00/90.00-$95.52
2Q 2017	10,000 10,000	— —	$73.10/88.09 —	— —	— $75.00/90.00-$95.69
3Q 2017	13,000 —	— —	$73.08/87.90 —	— —	— —
4Q 2017	11,000 —	— —	$73.09/88.01 —	— —	— —

[1] Below $73.73 per Bbl for 1Q 2017, $73.10 per Bbl for 2Q 2017, $73.08 per Bbl for 3Q 2017, and $73.09 per Bbl for 4Q 2017, these contracts effectively result in realized prices that are on average $15.50, $14.99, $14.82 and $14.92 per Bbl higher, respectively, than the cash price that otherwise would have been realized.
[2] Below $75.00 per Bbl in 2017, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

Oil hedging details as of 07/31/15

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices							
Period	**$40**	**$50**	**$60**	**$70**	**$80**	**$90**	**$100**	**$110**
3Q 2015	$104	$98	$91	$82	$46	$0	($44)	($90)
4Q 2015	$88	$88	$87	$80	$46	$0	($43)	($88)
1Q 2016	$71	$71	$71	$70	$51	$11	($18)	($57)
2Q 2016	$62	$62	$62	$62	$47	$11	($14)	($49)
3Q 2016	$59	$59	$59	$59	$44	$11	($13)	($46)
4Q 2016	$53	$53	$53	$53	$40	$11	($10)	($39)
1Q 2017	$38	$38	$38	$38	$24	($1)	($20)	($45)
2Q 2017	$27	$27	$27	$27	$16	($2)	($15)	($33)
3Q 2017	$18	$18	$18	$18	$9	($3)	($14)	($26)
4Q 2017	$15	$15	$15	$15	$8	($2)	($12)	($22)

Gas hedging details as of 07/31/15

Effective NG Hedge Price: 2H15



Realized Price
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00
Market Price
Intrinsic Value
$58.6 MM
Hedged Price
Market Price
NG Hedges
50,310 MMMbtu
273,424 MMBtu/d

as of 07/31/15 Effective hedge price $3.99

Effective NG Hedge Price: 2016



Realized Price
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00
Market Price
Intrinsic Value
$10.1 MM
Hedged Price
Market Price
NG Hedges
10,980 MMMbtu
30,000 MMBtu/d

as of 07/31/15 Effective hedge price $4.00

Gas hedging details as of 07/31/15

	Volume/day	Weighted-Average Price			
Period	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
3Q 2015	185,000 105,000	$3.94 —	— —	— $3.93 - $4.74	— —
4Q 2015	151,800 105,000	$4.14 —	— —	— $3.93 - $4.74	— —
1Q 2016	30,000	—	—	$4.00 - $4.54	—
2Q 2016	30,000	—	—	$4.00 - $4.54	—
3Q 2016	30,000	—	—	$4.00 - $4.54	—
4Q 2016	30,000	—	—	$4.00 - $4.54	—

Note: We have entered into swaption contracts that would potentially hedge 7,600 MMMBTU of Nov15–Mar16 production at a swap price of $3.50 if exercised on their expiration date of October 23, 2015. Any future potential settlement value will be excluded herein unless and until the swaptions are exercised.

Gas hedging details as of 07/31/15

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices				
Period	**$2**	**$3**	**$4**	**$5**	**$6**
3Q 2015	$52	$25	($1)	($21)	($47)
4Q 2015	$49	$25	$2	($15)	($38)
1Q 2016	$5	$3	$0	($1)	($4)
2Q 2016	$5	$3	$0	($1)	($4)
3Q 2016	$6	$3	$0	($1)	($4)
4Q 2016	$6	$3	$0	($1)	($4)

Forward looking statements and related matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe", "intend", "plan", "expect", "guidance", "potential" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, our liquidity and the availability of capital resources, labor conditions, severe weather conditions, China and U.S. governmental regulations and other operating risks. Please see Newfield's 2014 Annual Report on Form 10-K and subsequent quarterly and current reports filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects actual results. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Actual quantities that may be ultimately recovered from Newfield's interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of Newfield's ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net unrisked drilling resource", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. These terms include reserves with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such reserve numbers. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2014 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.